                                                                                                       Exhibit 10.2

                                                                                                     EXECUTION COPY

                                           PLEDGE AND SECURITY AGREEMENT

         THIS PLEDGE AND SECURITY AGREEMENT (this “Security Agreement”) is entered into as of June 30, 2004 by and among ENCORE CAPITAL GROUP, INC., a Delaware corporation (the “Borrower”), MIDLAND CREDIT MANAGEMENT, INC.,
a Kansas corporation, MIDLAND FUNDING NCC-2 CORPORATION, a Delaware corporation, and MIDLAND ACQUISITION
CORPORATION, a Delaware corporation (together with the Borrower, the “Initial Grantors” and together with any additional Domestic Subsidiaries, whether now existing or hereafter formed which become parties to this Security
Agreement by executing a Supplement hereto in substantially the form of Annex I, the “Grantors”), and BANK ONE,
NA (Main Office Chicago), in its capacity as administrative agent (the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”).

                                               PRELIMINARY STATEMENT

         The Borrower, the Administrative Agent and the Lenders are entering into a Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit
Agreement”).  The Grantors are entering into this Security Agreement in order to induce the Lenders to enter into and extend credit to the Borrower under the Credit Agreement.

         ACCORDINGLY, the Grantors and the Administrative Agent, on behalf of the Holders of Secured Obligations, hereby agree as follows:

                                                     ARTICLE I

                                                    DEFINITIONS

1.1.     Terms Defined in Credit Agreement.  All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

1.2.     Terms Defined in New York UCC.  Terms defined in the New York UCC which are not otherwise defined in this Security Agreement are used herein as defined in the New York UCC.

1.3.     Definitions of Certain Terms Used Herein.  As used in this Security Agreement, in addition to the terms defined in the Preliminary Statement, the following terms shall have the following meanings:

         “Accounts” shall have the meaning set forth in Article 9 of the New York UCC.

         “Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.

         “Chattel Paper” shall have the meaning set forth in Article 9 of the New York UCC.

         “Collateral” means all Accounts, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Fixtures,
Goods, General Intangibles, Instruments, Inventory, Investment Property, Pledged Deposits, Supporting Obligations
and Other Collateral, wherever located, in which any Grantor now has or hereafter acquires any right or interest, and the proceeds (including Stock Rights), insurance proceeds and products thereof, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto.

         “Commercial Tort Claims” means those certain currently existing commercial tort claims of any Grantor, including each commercial tort claim specifically described in Exhibit F.

         “Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105,
9-106 or 9-107 of Article 9 of the New York UCC.

         “Default” means an event described in Section 5.1 hereof.

         “Deposit Accounts” shall have the meaning set forth in Article 9 of the New York UCC.

         “Documents” shall have the meaning set forth in Article 9 of the New York UCC.

         “Equipment” shall have the meaning set forth in Article 9 of the New York UCC.

         “Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

         “Fixtures” shall have the meaning set forth in Article 9 of the New York UCC.

         “General Intangibles” shall have the meaning set forth in Article 9 of the New York UCC.

         “Goods” shall have the meaning set forth in Article 9 of the New York UCC.

         “Instruments” shall have the meaning set forth in Article 9 of the New York UCC.

         “Inventory” shall have the meaning set forth in Article 9 of the New York UCC.

         “Investment Property” shall have the meaning set forth in Article 9 of the New York UCC.

         “New York UCC” means the New York Uniform Commercial Code as in effect from time to time.

         “Other Collateral” means any property of the Grantors, not included within the defined terms Accounts,
Chattel Paper, Commercial Tort Claims, Documents, Equipment, Fixtures, General Intangibles, Instruments,
Inventory, Investment Property and Pledged Deposits, including, without limitation, all cash on hand, letter-of-credit rights, letters of credit, Stock Rights and Deposit Accounts or other deposits (general or special, time or demand, provisional or final) with any bank or other financial institution, it being intended that the Collateral include all real and personal property of the Grantors.

         “Pledged Deposits” means all time deposits of money (other than Deposit Accounts and Instruments), whether or not evidenced by certificates, which a Grantor may from time to time designate as pledged to the
Administrative Agent or to any Holder of Secured Obligations as security for any Obligation, and all rights to receive interest on said deposits.

         “Receivables” means the Accounts, Chattel Paper, Documents, Investment Property, Instruments or Pledged
Deposits, and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.

         “Required Secured Parties” means (x) prior to an acceleration of the Secured Obligations under the
Credit Agreement, the Required Lenders, (y) after an acceleration of the Secured Obligations under the Credit
Agreement but prior to the date upon which the Credit Agreement has terminated by its terms and all of the
Secured Obligations thereunder have been paid in full, Lenders and their Affiliates holding in the aggregate more than 50% of the total of (i) the unpaid principal amount of the outstanding Loans and LC Obligations and (ii) the aggregate net early termination payments and all other amounts then due and unpaid from the Borrower to the
Lenders or their Affiliates under Rate Management Transactions, as determined by the Administrative Agent in its reasonable discretion, and (z) after the Credit Agreement has terminated by its terms and all of the Secured
Obligations thereunder have been paid in full (whether or not the Secured Obligations under the Credit Agreement were ever accelerated), Lenders and their Affiliates holding in the aggregate more than 50% of the aggregate net early termination payments and all other amounts then due and unpaid from the Borrower to the Lenders or their
Affiliates under Rate Management Transactions, as determined by the Administrative Agent in its reasonable discretion.

         “Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.

         “Security” has the meaning set forth in Article 8 of the New York UCC.

         “Stock Rights” means any securities, dividends or other distributions and any other right or property which any Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral and any securities, any right to receive securities and any right to receive earnings, in which any Grantor now has or hereafter acquires any right, issued by an issuer of such securities.

         “Supporting Obligation” shall have the meaning set forth in Article 9 of the New York UCC.

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                                        ARTICLE II

                                            GRANT OF SECURITY INTEREST

         Each of the Grantors hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Holders of Secured Obligations and (to the extent specifically provided herein)
their Affiliates, a security interest in all of such Grantor’s right, title and interest, whether now owned or hereafter acquired, in and to the Collateral to secure the prompt and complete payment and performance of the
Secured Obligations.

                                                      ARTICLE III

                                          REPRESENTATIONS AND WARRANTIES

         Each of the Initial Grantors represents and warrants to the Administrative Agent and the Holders of
Secured Obligations, and each Grantor that becomes a party to this Security Agreement pursuant to the execution of a Security Agreement Supplement in substantially the form of Annex I represents and warrants (after giving effect to supplements to each of the Exhibits hereto with respect to such subsequent Grantor as attached to such
Security Agreement Supplement), that:

3.1.     Title, Authorization, Validity and Enforceability.  Such Grantor has good and valid rights in or the power to transfer the Collateral owned by it and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section
4.1.6 hereof, and has full corporate, limited liability company or partnership, as applicable, power and authority to grant to the Administrative Agent the security interest in such Collateral pursuant hereto.  The execution and delivery by such Grantor of this Security Agreement has been duly authorized by proper corporate, limited liability company or partnership, as applicable, other proceedings, and this Security Agreement constitutes a legal, valid and binding obligation of such Grantor and creates a security interest which is enforceable against such Grantor in all Collateral it now owns or hereafter acquires, except as enforceability may be limited by (i)
bankruptcy, insolvency, fraudulent conveyances, reorganization or similar laws relating to or affecting the enforcement of creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law), and (iii) requirements of reasonableness, good faith and fair dealing.  When financing statements have been filed in the appropriate offices against such Grantor in the locations listed on Exhibit E, the Administrative Agent will have a fully perfected first priority security interest in the Collateral owned by such Grantor in which a security interest may be perfected by filing, subject only to Liens permitted under
Section 4.1.6 hereof.

3.2.     Conflicting Laws and Contracts.  Neither the execution and delivery by such Grantor of this Security
Agreement, the creation and perfection of the security interest in the Collateral granted hereunder, nor compliance with the terms and provisions hereof will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on such Grantor, or (ii) such Grantor’s charter, articles or by-laws (or similar constitutive documents), or (iii) the provisions of any indenture, instrument or agreement to which such Grantor is a party or is subject, or by which it, or its Property may be bound or affected, or conflict with or constitute a default thereunder, or result in or require the creation or imposition of any Lien in, of or on the Property of such Grantor pursuant to the terms of any such indenture, instrument or agreement
(other than any Lien of the Administrative Agent on behalf of the Holders of Secured Obligations).

3.3.     Principal Location.  Such Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), is disclosed in Exhibit A;
such Grantor has no other places of business except those set forth in Exhibit A.

3.4.     Property Locations.  The Inventory, Equipment and Fixtures of each Grantor are located solely at the locations of such Grantor described in Exhibit A.  All of said locations are owned by such Grantor except for locations (i) which are leased by such Grantor as lessee and designated in Part B of Exhibit A and (ii) at which
Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment by such Grantor as designated in Part C of Exhibit A, with respect to which Inventory such Grantor has delivered bailment agreements, warehouse receipts, financing statements or other documents satisfactory to the Administrative Agent to protect the Administrative Agent’s and the Holders of Secured Obligations’ security interest in such
Inventory.

3.5.     No Other Names.  Except as set forth in Exhibit A, such Grantor has not conducted business under any name except the name in which it has executed this Security Agreement, which is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with such Grantor’s jurisdiction of organization as of the Closing Date.

3.6.     No Default.  No Default or Unmatured Default exists.

3.7.     Intentionally Omitted.

3.8.     Filing Requirements.  None of the Equipment owned by such Grantor is covered by any certificate of title, except for the vehicles described in Part A of Exhibit B.  None of the Collateral owned by such Grantor is of a type for which security interests or liens may be perfected by filing under any federal statute except for
(i) the vehicles described in Part B of Exhibit B and (ii) patents, trademarks and copyrights held by such
Grantor and described in Part C of Exhibit B.  The legal description, county and street address of the property on which any Fixtures owned by such Grantor are located is set forth in Exhibit C together with the name and address of the record owner of each such property.

3.9.     No Financing Statements.  No financing statement describing all or any portion of the Collateral which has not lapsed or been terminated naming such Grantor as debtor has been filed in any jurisdiction except financing statements (i) naming the Administrative Agent on behalf of the Holders of Secured Obligations as the secured party and (ii) in respect of Liens permitted by Section 6.15 of the Credit Agreement; provided, that nothing herein shall be deemed to constitute an agreement to subordinate any of the Liens of the Administrative
Agent under the Loan Documents to any Liens otherwise permitted under Section 6.15 of the Credit Agreement.

3.10.    Federal Employer Identification Number; State Organization Number; Jurisdiction of Organization.  Such
Grantor’s federal employer identification number is, and if such Grantor is a registered organization, such
Grantor’s State of organization, type of organization and State of organization identification number and is, as follows:

---------------------------- ----------------------- -------------------- ----------------------- --------------------
          GRANTOR            Federal Employer        Type of              State of                State Organization
                             Identification Number   Organization         Incorporation           Number
---------------------------- ----------------------- -------------------- ----------------------- --------------------
---------------------------- ----------------------- -------------------- ----------------------- --------------------
ENCORE CAPITAL GROUP, INC.   48-1090909              Corporation          Delaware                3034002
---------------------------- ----------------------- -------------------- ----------------------- --------------------
---------------------------- ----------------------- -------------------- ----------------------- --------------------
MIDLAND CREDIT MANAGEMENT,   48-0581733              Corporation          Kansas                  48421
INC.
---------------------------- ----------------------- -------------------- ----------------------- --------------------
---------------------------- ----------------------- -------------------- ----------------------- --------------------
MIDLAND FUNDING NCC-2        51-0488211              Corporation          Delaware                3683366
CORPORATION
---------------------------- ----------------------- -------------------- ----------------------- --------------------
---------------------------- ----------------------- -------------------- ----------------------- --------------------
MIDLAND ACQUISITION          91-2046942              Corporation          Delaware                3225667
CORPORATION
---------------------------- ----------------------- -------------------- ----------------------- --------------------

3.11.    Pledged Securities and Other Investment Property.  Exhibit D sets forth a complete and accurate list of the Instruments, Securities and other Investment Property delivered to the Administrative Agent.  Each Grantor is the direct and beneficial owner of each Instrument, Security and other type of Investment Property listed on
Exhibit D as being owned by it, free and clear of any Liens, except for the security interest granted to the
Administrative Agent for the benefit of the Holders of Secured Obligations hereunder or as permitted under
Section 4.1.6.  Each Grantor further represents and warrants that (i) all such Instruments, Securities or other types of Investment Property which are shares of stock in a corporation or ownership interests in a partnership or limited liability company have been (to the extent such concepts are relevant with respect to such Instrument,
Security or other type of Investment Property) duly and validly issued, are fully paid and non-assessable and constitute the percentage of the issued and outstanding shares of stock (or other equity interests) of the respective issuers thereof indicated on Exhibit D hereto and (ii) with respect to any certificates delivered to the Administrative Agent representing an ownership interest in a partnership or limited liability company, either such certificates are Securities as defined in Article 8 of the New York UCC of the applicable jurisdiction as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Grantor has so informed the Administrative Agent so that the Administrative Agent may take steps to perfect its security interest therein as a General Intangible.

                                                     ARTICLE IV

                                                     COVENANTS

         From the date of this Security Agreement and thereafter until this Security Agreement is terminated, each of the Initial Grantors agrees, and from and after the effective date of any Security Agreement Supplement applicable to any Grantor (and after giving effect to supplements to each of the Exhibits hereto with respect to such subsequent Grantor as attached to such Security Agreement Supplement) and thereafter until this Security
Agreement is terminated each such subsequent Grantor agrees:

4.1.     General.

4.1.1    Inspection.  Each Grantor will permit the Administrative Agent or any Holder of Secured Obligations (at
         reasonable times and upon reasonable notice so long as no Default or Unmatured Default has occurred and is continuing) by its representatives and agents (i) to inspect the Collateral, (ii) to examine and make copies of the records of such Grantor relating to the Collateral and (iii) to discuss the Collateral and the related records of such Grantor with, and to be advised as to the same by, such Grantor’s officers and employees, all at such reasonable times and intervals as the Administrative Agent or such Holder of
         Secured Obligations may determine, and all at such Grantor’s expense.

4.1.2    Taxes.  Such Grantor will pay when due all taxes, assessments and governmental charges and levies upon the Collateral owned by such Grantor, except (i) those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with Agreement Accounting Principles and with respect to which no Lien exists, (ii) those which by reason of the amount involved or the remedies available to the taxing authority could not reasonably be expected to have a Material Adverse Effect and (iii) those taxes disclosed in Schedule 5.6 to the Credit
         Agreement.

4.1.3    Records and Reports; Notification of Default.  Each Grantor shall keep and maintain complete, accurate and proper books and records with respect to the Collateral owned by such Grantor, and furnish to the
         Administrative Agent such reports relating to the Collateral as the Administrative Agent shall from time to time reasonably request.  Each Grantor will give prompt notice in writing to the Administrative Agent and the Lenders of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, which might materially and adversely affect the Collateral taken as a whole.

4.1.4    Financing Statements and Other Actions; Defense of Title.  Each Grantor hereby authorizes the
         Administrative Agent to file, and if requested will execute and deliver to the Administrative Agent, all financing statements describing the Collateral owned by such Grantor and other documents and take such other actions as may from time to time reasonably be requested by the Administrative Agent in order to maintain a first perfected security interest in and, if applicable, Control of, the Collateral owned by such Grantor, subject to Liens permitted under Section 6.15 of the Credit Agreement; provided, that nothing herein shall be deemed to constitute an agreement to subordinated any of the Liens of the
         Administrative Agent under the Loan Documents to any Liens otherwise permitted under Section 6.15 of the
         Credit Agreement.  Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Administrative Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure that the perfection of the security interest in the Collateral granted to the
         Administrative Agent herein, including, without limitation, describing such property as “all assets” or
         “all personal property, whether now owned or hereafter acquired.”  Each Grantor will take any and all actions necessary to defend title to the Collateral owned by such Grantor against all persons and to defend the security interest of the Administrative Agent in such Collateral and the priority thereof against any Lien not expressly permitted hereunder.

4.1.5    Disposition of Collateral.  No Grantor will sell, lease or otherwise dispose of the Collateral owned by such Grantor except (i) prior to the occurrence of a Default or Unmatured Default, dispositions specifically permitted pursuant to the Credit Agreement, (ii) until such time following the occurrence of a Default as such Grantor receives a notice from the Administrative Agent instructing such Grantor to cease such transactions, sales of Receivables in the ordinary course of business, and (iii) until such time as such Grantor receives a notice from the Administrative Agent pursuant to Article VII, proceeds of Inventory and Accounts collected in the ordinary course of business.

4.1.6    Liens.  No Grantor will create, incur, or suffer to exist any Lien on the Collateral owned by such
         Grantor except Liens permitted pursuant to Section 6.15 of the Credit Agreement, provided, that nothing herein shall be deemed to constitute an agreement to subordinate any of the Liens of the Administrative
         Agent under the Loan Documents to any Liens otherwise permitted under Section 6.15 of the Credit
         Agreement.

4.1.7    Change in Corporate Existence, Type or Jurisdiction of Organization, Location, Name.  Each Grantor will, except as permitted by the Credit Agreement:

(i)      preserve its existence and corporate structure as in effect on the Closing Date;

(ii)     not change its jurisdiction of organization;

(iii)    not maintain its place of business (if it has only one) or its chief executive office (if it has more than one place of business) at a location other than a location specified on Exhibit A; and

(iv)     not (i) have any Inventory, Equipment or Fixtures or proceeds or products thereof (other than Inventory and proceeds thereof disposed of as permitted by Section 4.1.5) at a location other than a location specified in Exhibit A, (ii) change its name or taxpayer identification number or
                  (iii) change its mailing address,

         unless, in each such case, such Grantor shall have given the Administrative Agent not less than 10 days’
         prior written notice of such event or occurrence and the Administrative Agent shall have either (x)
         determined that such event or occurrence will not adversely affect the validity, perfection or priority of the Administrative Agent’s security interest in the Collateral, or (y) taken such steps (with the cooperation of such Grantor to the extent necessary or advisable) as are necessary or advisable to properly maintain the validity, perfection and priority of the Administrative Agent’s security interest in the Collateral owned by such Grantor.

4.1.8    Other Financing Statements.  No Grantor will suffer to exist or authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral owned by such Grantor, except any Financial Statement authorized under Section 4.1.4 hereof.

4.2.     Collection of Receivables.  Except as otherwise provided in this Security Agreement, each Grantor will collect and enforce, in the ordinary course of business consistent with past practice and at such Grantor’s sole expense, amounts due or hereafter due to such Grantor under the Receivables owned by such Grantor.

4.3.     Inventory and Equipment.  Each Grantor will do all things necessary to maintain, preserve, protect and keep the Inventory and the Equipment owned by such Grantor in good repair, working order and saleable condition
(ordinary wear and tear excepted) and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

4.4.     Instruments, Securities, Chattel Paper, Documents and Pledged Deposits.  Each Grantor will (i) deliver to the Administrative Agent immediately upon execution of this Security Agreement the originals of all Securities constituting Collateral (if any then exist) listed on Exhibit D hereof, (ii) hold in trust for the Administrative
Agent upon receipt and immediately thereafter deliver to the Administrative Agent any Securities constituting
Collateral, (iii) upon the designation of any Pledged Deposits (as set forth in the definition thereof), deliver to the Administrative Agent such Pledged Deposits which are evidenced by certificates included in the Collateral endorsed in blank, marked with such legends and assigned as the Administrative Agent shall specify, and (iv) upon the Administrative Agent’s request, after the occurrence and during the continuance of a Default, deliver to the
Administrative Agent (and thereafter hold in trust for the Administrative Agent upon receipt and immediately deliver to the Administrative Agent) any Document evidencing or constituting Collateral.

4.5.     Uncertificated Securities and Certain Other Investment Property.  Each Grantor will permit the
Administrative Agent from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Investment Property not represented by certificates which are Collateral owned by such Grantor to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Investment Property not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Administrative
Agent granted pursuant to this Security Agreement.

4.6.     Stock and Other Ownership Interests.

4.6.1    Changes in Capital Structure of Issuers.  No Grantor will (i) permit or suffer any issuer of privately held corporate securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral owned by such Grantor to dissolve, liquidate, retire any of its capital stock or other Instruments or Securities evidencing ownership, reduce its capital or merge or consolidate with any other entity, or (ii) vote any of the Instruments, Securities or other
         Investment Property in favor of any of the foregoing except to the extent permitted under Section 6.11 of the Credit Agreement.

4.6.2    Issuance of Additional Securities. No Grantor will permit or suffer the issuer of privately held corporate securities or other ownership interests in a corporation, partnership, joint venture or limited liability company constituting Collateral to issue any such securities or other ownership interests, any right to receive the same or any right to receive earnings, except to such Grantor;
         provided, however, that the foregoing shall have no application with respect to any corporation, partnership, joint venture or limited liability company which is not a Subsidiary of such Grantor.

4.6.3    Registration of Pledged Securities and other Investment Property.  Each Grantor will permit any registerable Collateral owned by such Grantor to be registered in the name of the Administrative Agent or its nominee at any time at the option of the Required Secured Parties following the occurrence and during the continuance of an Event of Default and without any further consent of such Grantor.

4.6.4    Exercise of Rights in Pledged Securities and other Investment Property.  Each Grantor will permit the
         Administrative Agent or its nominee at any time after the continuance of a Default, without notice, to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the
         Collateral owned by such Grantor or any part thereof, and to receive all dividends and interest in respect of such Collateral.  So long as no Default has occurred and is continuing, the Grantors are entitled to exercise any and all voting and other rights and powers relating to the Collateral.

4.7.     Pledged Deposits.  No Grantor will withdraw all or any portion of any Pledged Deposit or fail to rollover said Pledged Deposit without the prior written consent of the Administrative Agent.

4.8.     Letter-of-Credit Rights.  Each Grantor will, upon the Administrative Agent’s request, cause each issuer of a letter of credit, to consent to the assignment of proceeds of the letter of credit in order to give the
Administrative Agent Control of the letter-of-credit rights to such letter of credit.

4.9.     Federal, State or Municipal Claims.  Each Grantor will notify the Administrative Agent of any Collateral owned by such Grantor which constitutes a claim against the United States government or any state or local government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal, state or municipal law of which Grantor is aware.

4.10.    Intellectual Property.  If, after the date hereof, any Grantor obtains rights to, or applies for or seeks registration of, any new patentable invention, trademark or copyright in addition to the patents, trademarks and copyrights described in Part C of Exhibit B, which are all of such Grantor’s patents, trademarks and copyrights for which registration has been sought as of the Closing Date, then such Grantor shall give the
Administrative Agent prompt notice thereof,  and the security interest granted to the Administrative Agent hereunder shall automatically apply thereto.  Each Grantor agrees promptly upon request by the Administrative
Agent to execute and deliver to the Administrative Agent any supplement to this Security Agreement or any other document reasonably requested by the Administrative Agent to evidence such security interest in a form appropriate for recording in the applicable federal office.  Each Grantor also hereby authorizes the
Administrative Agent to modify this Security Agreement unilaterally (i) by amending Part C of Exhibit B to include any future patents, trademarks and/or copyrights of which the Administrative Agent receives notification from such Grantor pursuant hereto and (ii) by recording, in addition to and not in substitution for this Security
Agreement, a duplicate original of this Security Agreement containing in Part C of Exhibit B a description of such future patents, trademarks and/or copyrights.

4.11.    Commercial Tort Claims.  If, after the date hereof, any Grantor identifies the existence of a commercial tort claim belonging to such Grantor that has arisen in the course of such Grantor’s business in addition to the commercial tort claims described in Exhibit F, which are all of such Grantor’s commercial tort claims as of the
Closing Date, then such Grantor shall give the Administrative Agent prompt notice thereof, but in any event not less frequently than quarterly.  Each Grantor agrees promptly upon request by the Administrative Agent to execute and deliver to the Administrative Agent any supplement to this Security Agreement or any other document reasonably requested by the Administrative Agent to evidence the grant of a security interest therein in favor of the Administrative Agent.

                                                     ARTICLE V

                                                      DEFAULT

5.1.     The occurrence of any one or more of the following events shall constitute a Default:

5.1.1    Any representation or warranty made by or on behalf of any Grantor under or in connection with this
         Security Agreement shall be materially false as of the date on which made.

5.1.2    The breach by any Grantor of any of the terms or provisions of Article IV or Article VII.

5.1.3    The breach by any Grantor (other than a breach which constitutes a Default under Section 5.1.1 or 5.1.2 hereof) of any of the terms or provisions of this Security Agreement which is not remedied within 10 days after the giving of written notice to such Grantor by the Administrative Agent.

5.1.4    Any material portion of the Collateral shall be transferred or otherwise disposed of, either voluntarily or involuntarily, in any manner not permitted by Section 4.1.5 or 8.7 hereof or shall be lost, stolen, damaged or destroyed.

5.1.5    The occurrence of any “Default” under, and as defined in, the Credit Agreement.

5.2.     Acceleration and Remedies.  Upon the acceleration of the Secured Obligations under the Credit Agreement pursuant to Section 8.1 thereof, the Obligations and, to the extent provided for under the Rate Management
Transactions evidencing the same, the Rate Management Obligations, shall immediately become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and the
Administrative Agent may, with the concurrence or at the direction of the Required Secured Parties, exercise any or all of the following rights and remedies:

5.2.1    Those rights and remedies provided in this Security Agreement, the Credit Agreement, or any other Loan
         Document, provided that this Section 5.2.1 shall not be understood to limit any rights or remedies available to the Administrative Agent and the Holders of Secured Obligations prior to a Default.

5.2.2    Those rights and remedies available to a secured party under the New York UCC (whether or not the New
         York UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement.

5.2.3    Without notice except as specifically provided in Section 8.1 hereof or elsewhere herein, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable.

The Administrative Agent, on behalf of the secured parties, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral, and such compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

If, after the Credit Agreement has terminated by its terms and all of the Obligations have been paid in full, there remain Rate Management Obligations outstanding, the Required Secured Parties may exercise the remedies provided in this Section 5.2 upon the occurrence of any event which would allow or require the termination or acceleration of any Rate Management Obligations pursuant to the terms of the agreement governing any Rate
Management Transaction.

5.3.     Grantors’ Obligations Upon Default.  Upon the request of the Administrative Agent after the occurrence of a Default, each Grantor will:

5.3.1    Assembly of Collateral.  Assemble and make available to the Administrative Agent the Collateral and all records relating thereto at any place or places specified by the Administrative Agent.

5.3.2    Secured Party Access.  Permit the Administrative Agent, by the Administrative Agent’s representatives and agents, to enter any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral and to remove all or any part of the Collateral.

5.4.     License.  The Administrative Agent is hereby granted a license or other right to use, following the occurrence and during the continuance of a Default, without charge, each Grantor’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, customer lists and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral, and, following the occurrence and during the continuance of a
Default, such Grantor’s rights under all licenses shall inure to the Administrative Agent’s benefit.

                                                ARTICLE VI

                                         WAIVERS, AMENDMENTS AND REMEDIES

         No delay or omission of the Administrative Agent or any Holder of Secured Obligations to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy.  No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Administrative Agent with the concurrence or at the direction of the Lenders required under Section 8.2 of the Credit Agreement and each Grantor, and then only to the extent in such writing specifically set forth, provided that the addition of any Domestic Subsidiary as a Grantor hereunder by execution of a Security Agreement Supplement in the form of Annex I (with such modifications as shall be acceptable to the Administrative Agent) shall not require receipt of any consent from or execution of any documentation by any other Grantor party hereto.  All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the Holders of
Secured Obligations until the Secured Obligations have been paid in full.

                                                ARTICLE VII

                                        PROCEEDS; COLLECTION OF RECEIVABLES

7.1.     Collection of Receivables.  The Administrative Agent may at any time after the occurrence of a Default, by giving each Grantor written notice, elect to require that the Receivables be paid directly to the
Administrative Agent for the benefit of the Holders of Secured Obligations.  In such event, each Grantor shall, and shall permit the Administrative Agent to, promptly notify the account debtors or obligors under the
Receivables owned by such Grantor of the Administrative Agent’s interest therein and direct such account debtors or obligors to make payment of all amounts then or thereafter due under such Receivables directly to the
Administrative Agent.  Upon receipt of any such notice from the Administrative Agent, each Grantor shall thereafter hold in trust for the Administrative Agent, on behalf of the Holders of Secured Obligations, all amounts and proceeds received by it with respect to the Receivables and Other Collateral and immediately and at all times thereafter deliver to the Administrative Agent all such amounts and proceeds in the same form as so received, whether by cash, check, draft or otherwise, with any necessary endorsements.  The Administrative Agent shall hold and apply funds so received as provided by the terms of Sections 7.2 hereof.

7.2.     Application of Proceeds.  The proceeds of the Collateral received by the Administrative Agent pursuant to the exercise of its rights under Section 5.2 hereof shall be applied by the Administrative Agent to payment of the Secured Obligations in the following order unless a court of competent jurisdiction shall otherwise direct:

                  (a)      FIRST, to payment of all costs and expenses of the Administrative Agent incurred in connection with the collection and enforcement of the Secured Obligations or of the security interest granted to the Administrative Agent pursuant to this Security Agreement;

                  (b)      SECOND, to payment of that portion of the Secured Obligations constituting accrued and unpaid interest and fees, pro rata among the Lenders and their Affiliates in accordance with the amount of such accrued and unpaid interest and fees owing to each of them;

                  (c)      THIRD, to payment of the principal of the Secured Obligations and the net early termination payments and any other Rate Management Obligations then due and unpaid from the Borrower to any of the Lenders or their Affiliates, pro rata among the Lenders and their Affiliates in accordance with the amount of such principal and such net early termination payments and other Rate Management
         Obligations then due and unpaid owing to each of them;

                  (d)      FOURTH, to payment of any Secured Obligations (other than those listed above) pro rata among those parties to whom such Secured Obligations are due in accordance with the amounts owing to each of them; and

                  (e)      FIFTH, the balance, if any, after all of the Secured Obligations have been satisfied, shall be distributed by the Administrative Agent to the applicable Grantor or at its direction.

                                                  ARTICLE VIII

                                                GENERAL PROVISIONS

8.1.     Notice of Disposition of Collateral; Condition of Collateral.  Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made.  To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Borrower, addressed as set forth in Article IX, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made.  Administrative Agent shall have no obligation to clean-up or otherwise prepare the
Collateral for sale.

8.2.     Compromises and Collection of Collateral.  Each Grantor and the Administrative Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the
Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable.  In view of the foregoing, each Grantor agrees that the
Administrative Agent may at any time and from time to time, if a Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the
Administrative Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the
Administrative Agent shall be commercially reasonable so long as the Administrative Agent acts in good faith based on information known to it at the time it takes any such action.

8.3.     Secured Party Performance of Grantor’s Obligations.  Without having any obligation to do so, the
Administrative Agent may perform or pay any obligation which any Grantor has agreed to perform or pay in this
Security Agreement and such Grantor shall reimburse the Administrative Agent for any reasonable amounts paid by the Administrative Agent pursuant to this Section 8.3.  Each Grantor’s obligation to reimburse the Administrative
Agent pursuant to the preceding sentence shall be a Secured Obligation payable on demand.

8.4.     Authorization for Secured Party to Take Certain Action.  Each Grantor irrevocably authorizes the
Administrative Agent at any time and from time to time in the sole discretion of the Administrative Agent and appoints the Administrative Agent as its attorney in fact (i) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in the Administrative Agent’s sole discretion to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (ii)
after the occurrence and during the continuance of a Default, to indorse and collect any cash proceeds of the
Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (iv)
after the occurrence and during the continuance of a Default, to contact and enter into one or more agreements with the issuers of uncertificated securities which are Collateral owned by such Grantor and which are Securities or with financial intermediaries holding other Investment Property as may be necessary or advisable to give the
Administrative Agent Control over such Securities or other Investment Property, (v) subject to the terms of
Section 4.1.5 hereof and after the occurrence and during the continuance of a Default, to enforce payment of the
Instruments, Accounts and Receivables in the name of the Administrative Agent or such Grantor, (vi) to apply the proceeds of any Collateral received by the Administrative Agent to the Secured Obligations as provided in Article
VII and (vii) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such
Liens as are specifically permitted hereunder or under any other Loan Document), and each Grantor agrees to reimburse the Administrative Agent on demand for any reasonable payment made or any reasonable expense incurred by the Administrative Agent in connection therewith, provided that this authorization shall not relieve any
Grantor of any of its obligations under this Security Agreement or under the Credit Agreement.

8.5.     Specific Performance of Certain Covenants.  Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1.5, 4.1.6, 4.4, 5.3, or 8.7 or in Article VII hereof will cause irreparable injury to the Administrative Agent and the Holders of Secured Obligations, that the Administrative
Agent and Holders of Secured Obligations have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Administrative Agent or the Holders of Secured Obligations to seek and obtain specific performance of other obligations of the Grantors contained in this Security Agreement, that the covenants of the Grantors contained in the Sections referred to in this Section 8.5 shall be specifically enforceable against the Grantors.

8.6.     Use and Possession of Certain Premises.  Upon the occurrence of a Default, the Administrative Agent shall be entitled to reasonable use and occupancy of any premises owned or leased by the Grantors where any of the Collateral or any records relating to the Collateral are located until the Secured Obligations are paid or the Collateral is removed therefrom, whichever first occurs, without any obligation to pay any Grantor for such use and occupancy.

8.7.     Dispositions Not Authorized.  No Grantor is authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1.5 hereof and notwithstanding any course of dealing between any Grantor and the
Administrative Agent or other conduct of the Administrative Agent, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.1.5 hereof) shall be binding upon the Administrative Agent or the Holders of Secured Obligations unless such authorization is in writing signed by the Administrative Agent with the consent or at the direction of the Required Lenders.

8.8.     Benefit of Agreement.  The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantors, the Administrative Agent and the Holders of Secured Obligations and their respective successors and assigns (including all persons who become bound as a debtor to this Security
Agreement), except that the Grantors shall not have the right to assign their rights or delegate their obligations under this Security Agreement or any interest herein, without the prior written consent of the
Administrative Agent.

8.9.     Survival of Representations.  All representations and warranties of the Grantors contained in this
Security Agreement shall survive the execution and delivery of this Security Agreement.

8.10.    Expenses.  The Grantors shall reimburse the Administrative Agent for any and all reasonable out-of-pocket expenses and internal charges (including reasonable attorneys’, auditors’ and accountants’ fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the
Administrative Agent) paid or incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral).  Any and all costs and expenses incurred by the Grantors in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantors.

8.11.    Headings.  The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

8.12.    Termination.  This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Secured Obligations have been indefeasibly paid and performed in full and no commitments of the Administrative Agent or the Holders of Secured Obligations which would give rise to any
Secured Obligations are outstanding.

8.13.    Entire Agreement.  This Security Agreement embodies the entire agreement and understanding between the
Grantors and the Administrative Agent relating to the Collateral and supersedes all prior agreements and understandings between the Grantors and the Administrative Agent relating to the Collateral.

8.14.    CHOICE OF LAW.  THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE
INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) BUT GIVING EFFECT TO
FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

8.15.    Indemnity.  Each Grantor hereby agrees, jointly with the other Grantors and severally, to indemnify the
Administrative Agent and the Holders of Secured Obligations (the “Indemnified Parties”), and their respective successors, assigns, agents and employees, from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature  (including, without limitation, all expenses of litigation or preparation therefor whether or not the Administrative Agent or any Holder of Secured Obligations is a party thereto) imposed on, incurred by or asserted against the Administrative Agent or the Holders of Secured
Obligations, or their respective successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by the Administrative Agent or the Holders of
Secured Obligations or any Grantor, and any claim for patent, trademark or copyright infringement), excluding any liabilities, damages, penalties, suits, costs and expenses resulting from the gross negligence or willful misconduct of any Indemnified Party.

8.16.    Subordination of Intercompany Indebtedness.  Each Grantor agrees that any and all claims of such Grantor against any other Grantor (each an “Obligor”) with respect to any “Intercompany Indebtedness” (as hereinafter defined), any endorser, obligor or any other guarantor of all or any part of the Secured Obligations, or against any of its properties shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Secured Obligations, provided that so long as no Default has occurred and is continuing, such
Grantor may make loans to and receive payments in the ordinary course of business with respect to such
Intercompany Indebtedness from each such Obligor to the extent not prohibited by the terms of this Security
Agreement and the other Loan Documents.  Notwithstanding any right of any Grantor to ask, demand, sue for, take or receive any payment from any Obligor, all rights, liens and security interests of such Grantor, whether now or hereafter arising and howsoever existing, in any assets of any other Obligor shall be and are subordinated to the rights of the Holders of Secured Obligations and the Administrative Agent in those assets.  No Grantor shall have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Secured Obligations (other than contingent indemnity obligations) shall have been fully paid and satisfied (in cash) and all Commitments and Facility LCs issued under the Credit
Agreement have terminated or expired, provided that so long as no Default has occurred and is continuing, such
Grantor may make loans to and receive payments in the ordinary course of business with respect to such
Intercompany Indebtedness from each such Obligor to the extent not prohibited by the terms of this Security
Agreement and the other Loan Documents.  After the occurrence and during the continuance of a Default, if all or any part of the assets of any Obligor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Obligor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other similar action or proceeding, then, and in any such event (such events being herein referred to as an
“Insolvency Event”), any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any Obligor to any
Grantor (“Intercompany Indebtedness”) shall be paid or delivered directly to the Administrative Agent for application on any of the Secured Obligations, due or to become due, until such Secured Obligations (other than contingent indemnity obligations) shall have first been fully paid and satisfied (in cash).  Should any payment, distribution, security or instrument or proceeds thereof be received by the applicable Grantor upon or with respect to the Intercompany Indebtedness after any Insolvency Event and prior to the satisfaction of all of the
Secured Obligations (other than contingent indemnity obligations) and the termination or expiration of all
Commitments of the Lenders and Facility LCs issued pursuant to the Credit Agreement, such Grantor shall receive and hold the same in trust, as trustee, for the benefit of the Holders of Secured Obligations and shall forthwith deliver the same to the Administrative Agent, for the benefit of the Holders of Secured Obligations, in precisely the form received (except for the endorsement or assignment of the Grantor where necessary), for application to any of the Secured Obligations, due or not due, and, until so delivered, the same shall be held in trust by the
Grantor as the property of the Holders of Secured Obligations.  If any such Grantor fails to make any such endorsement or assignment to the Administrative Agent, the Administrative Agent or any of its officers or employees is irrevocably authorized to make the same.  Each Grantor agrees that until the Secured Obligations
(other than the contingent indemnity obligations) have been paid in full (in cash) and satisfied and all
Commitments and Facility LCs issued under the Credit Agreement have terminated or expired, no Grantor will assign or transfer to any Person (other than the Administrative Agent or the Borrower or another Grantor) any claim any such Grantor has or may have against any Obligor.

                                                     ARTICLE IX

                                                      NOTICES

9.1.     Sending Notices.  Any notice required or permitted to be given under this Security Agreement shall be sent (and deemed received) in the manner and to the addresses set forth in Article XIII of the Credit Agreement;
and any such notice delivered to the Borrower shall be deemed to have been delivered to all of the Grantors.

9.2.     Change in Address for Notices.  Each of the Grantors, the Administrative Agent and the Lenders may
change the address for service of notice upon it by a notice in writing to the other parties.

                                                        ARTICLE X

                                             THE ADMINISTRATIVE AGENT

         Bank One, NA (Main Office Chicago) has been appointed Administrative Agent for the Holders of Secured
Obligations hereunder pursuant to Article X of the Credit Agreement.  It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Administrative Agent hereunder is subject to the terms of the delegation of authority made by the Holders of Secured Obligations to the
Administrative Agent pursuant to the Credit Agreement, and that the Administrative Agent has agreed to act (and any successor Administrative Agent shall act) as such hereunder only on the express conditions contained in such
Article X.  Any successor Administrative Agent appointed pursuant to Article X of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Administrative Agent hereunder.

                                            [SIGNATURE PAGES TO FOLLOW]

        IN WITNESS WHEREOF, each of the Grantors and the Administrative Agent have executed this Security
Agreement as of the date first above written.

ENCORE CAPITAL GROUP, INC., as a Grantor                     MIDLAND CREDIT MANAGEMENT, INC., as a Grantor

By: /s/ Carl C. Gregory, III                                 By: /s/ Carl C. Gregory, III
Name: Carl C. Gregory, III                                   Name: Carl C. Gregory, III
Title:    President&CEO                                  Title:    President & CEO

MIDLAND FUNDING NCC-2 CORPORATION, as a Grantor              MIDLAND ACQUISITION CORPORATION, as a Grantor

By: /s/ Carl C. Gregory, III                                 By: /s/ Carl C. Gregory, III
Name: Carl C. Gregory, III                                   Name: Carl C. Gregory, III
Title:    President                                          Title:    President

BANK ONE, NA, as Administrative Agent

By: /s/ Steven J. Krakoski
Name: Steven J. Krakoski
Title: First Vice President